SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.)

Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)		46285 (Zip Code)

Registrant’s telephone number, including area code: (317) 276-2000

No Change (Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99 Press Release dated 1/29/04

Item 12. Results of Operations and Financial Condition.

On January 29, 2004, Eli Lilly and Company (the “registrant” or “company”) issued a press release announcing its results of operations for the quarter and year ended December 31, 2003, including, among other things, an income statement for those periods and a consolidated balance sheet as of December 31, 2003. In addition, on the same day the company will hold a teleconference for analysts and media to discuss these results. The teleconference will be web cast on the company’s web site. The press release and related financial statements are attached to this Form 8-K as Exhibit 99.

The company uses non-GAAP financial measures, such as adjusted (or “normalized”) net income and diluted earnings per share. Non-GAAP financial measures differ from financial statements reported in conformity to U.S. generally accepted accounting principles (“GAAP”). There are non-GAAP financial measures used in comparing the financial results for the fourth quarter and full year 2003 to the respective periods of 2002. Those measures are operating income, earnings, and earnings per share excluding the impact of:

•	Asset impairments, restructuring and special charges incurred in the first and fourth quarters of 2003

•	A gain on the sale of patent rights to the compound dapoxetine in the fourth quarter of 2003

•	A charge for acquired in-process research and development in the third quarter of 2002.

The fourth quarter 2003 items are described in more detail in the attached press release. The first quarter 2003 items are described in more detail in the company’s Form 8-K dated April 22, 2003. The 2002 item is described in more detail in the company’s Form 10-K for the year ended December 31, 2002.

The items that are subject to the adjustments are typically highly variable, difficult to predict, and of a size that could have substantial impact on the company’s reported operations for a period. Management believes that these non-GAAP measures provide useful information to investors. Among other things, they may help investors evaluate the company’s ongoing operations. They can assist in making period-over-period comparisons and in identifying operating trends that could otherwise be masked or distorted by the excluded items. Management uses these non-GAAP measures internally to evaluate the performance of the business, including to allocate resources and to evaluate results relative to incentive compensation targets.

Investors should consider these non-GAAP measures in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. For the reasons described above for use of non-GAAP measures, the company’s prospective earnings guidance is subject to adjustment for certain matters, such as those identified above, as to which prospective quantification generally is not feasible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)

	By:	/s/ Charles E. Golden Name: Charles E. Golden Title: Executive Vice President and Chief Financial Officer

Dated: January 29, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit

99	Press release dated January 29, 2004, together with related attachments.